WARRANTS	12 Months Ended
Dec. 31, 2022
Warrants and Rights Note Disclosure [Abstract]
Warrants
4.	WARRANTS

As of December 31, 2022, the Company had the following common stock warrants outstanding:

	Warrants	Exercise Price	Issuance Date	Expiration
Private Warrants	232,500	11.50	7/18/2022	7/18/2027
Common Stock Warrants	1,275,000	11.50	9/29/2022	9/29/2027
Total	1,507,500

Public and Private Warrants

On February 1, 2021, ITHAX consummated the initial public offering (“IPO”) of 24,150,000 units (the “Units”), including the full exercise by the underwriters of their over-allotment option. Each Unit included one share of Class A ordinary share and one half of one warrant (the “Public Warrants”). Simultaneously with the closing of the IPO, ITHAX consummated the sale of 675,000 private placement units (the “Private Placement Units”), including the exercise by the underwriters of their over-allotment option. ITHAX Acquisition Sponsor LLC (the “Sponsor”) purchased 465,000 Private Placement units and Cantor purchased 210,000 Private Placement Units. Each Private Placement Unit consisted of one Class A ordinary share and one half of one warrant (“Private Warrants”).

The Company had the right to redeem the Public Warrants when the last reported sales price of shares of the Company Class A Common Stock for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders (the “Reference Value”) exceeds $18.00.

If the Reference Value exceeds $18.00, Public Warrants are redeemable at $0.01 per warrant, in whole and upon a minimum of 30 days prior written notice. The Company’s board of directors (the “Board”) may also elect to require all warrant holders to exercise the Public Warrants on a cashless basis if the Reference Value exceeds $18.00. The number of shares to be issued for the cashless exercise would be equal to the quotient obtained by dividing (x) the product of the number of shares underlying the warrants, multiplied by the excess of the fair market value over the warrant price by (y) the fair market value. The fair market value is the average reporting closing price of the shares for the ten trading days ending on the third day prior to the date on which the notice of redemption was sent to warrant holders.

The Private Warrants have terms and provisions that are identical to those of the Public Warrants. However, the Private Warrants are not redeemable by the Company as long as they are held by a Sponsor or its permitted transferees. If the Private Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Warrants will be redeemable by us in all redemption scenarios and exercisable by the holders on the same basis as the Public Warrants.

Upon closing, 12,075,000 Public Warrants and 337,500 Private Warrants (together the “Warrants”) were outstanding. The Private Warrants were designated as a liability at the time of the closing of the Business Combination on July 18, 2022, and continue to be classified as a liability as of December 31, 2022. The Private Warrants are considered liability classified instruments because their settlement amount differs depending on the identity of the holder, which precludes the warrants from being considered indexed to the Company’s equity. The Company determined that the Public Warrants met the requirements for equity classification under ASC 480 and ASC 815 and are considered indexed to the Company’s stock. As long as these warrants continue to be classified as equity, subsequent changes in fair value are not recognized.

During September 2022, a holder of Private Warrants converted 105,000 Private Warrants to Public Warrants.

The Company estimated the fair value of Private Warrants on a recurring basis at the respective dates using the Black-Scholes option valuation model, for the Private Warrants. The Black-Scholes option valuation model inputs are based on the estimated fair value of the underlying shares of the Company Class A Common Stock at the valuation measurement date, the remaining contractual term of the warrant, the risk-free interest rates, the expected dividends, and the expected volatility of the price of the underlying shares of the Company Class A Common Stock. These estimates, especially the expected volatility, are highly judgmental and could differ materially in the future. The Company recognized a loss of $108 related to the change in fair value of the Private Warrants during the year ended December 31, 2022, recorded as a loss on warrant liability within the consolidated statements of operations.

The following table provides quantitative information regarding assumptions used in the Black-Scholes option-pricing model to determine the fair value of the Private Warrants as of July 18, 2022 and December 31, 2022:

	July 18, 2022	December 31, 2022
Stock price	10.13	10.88
Term (in years)	5.0	4.55
Expected volatility	60%	60%
Risk-free rate	3.1%	4.1%
Dividend yield	—%	—%

Each whole Warrant entitles the registered holder to purchase one share of the Company Class A Common Stock at a price of $11.50 per share, at any time commencing on August 18, 2022, provided that the Company has an effective registration statement under the Securities Act covering the shares of the Company Class A Common Stock issuable upon exercise of the Warrants and a current prospectus relating to them is available. The Warrants expire on July 18, 2027, or earlier upon redemption or liquidation. Through December 31, 2022, 118,942 Warrants were exercised at a price of $11.50, generating proceeds of $1,368.

Tender offer

On September 16, 2022, the Company announced a tender offer agreement to tender public warrants at a rate of $0.65 per warrant in cash, up to 12,293,543 of its outstanding Public Warrants and Private Warrants to purchase the shares of the Company Class A Common Stock. The Offer was not conditioned on any minimum number of warrants being tendered and expired on October 17, 2022 with 10,741,390 warrants being tendered. The remaining 1,319,653 public warrants were redeemed at a rate of $0.01 per warrant in cash. The gross cash paid was approximately $7,481 including incremental direct cost of $486 to acquire the warrants. The Company recorded the payment as a reduction to additional paid-in capital in the Consolidated Statement of Changes in Mezzanine Equity and Stockholders’ Deficit. As of December 31, 2022, there were no Public Warrants outstanding.

Common Stock Warrants issued in connection with the Series A Preferred Stock

On September 29, 2022, in connection with the sale of the shares of Series A Preferred Stock, the Company issued warrants for shares of the Company Class A Common Stock. The Company issued a five-year warrant to buy an aggregate total of 1,275,000 shares of the Company Class A common Stock, par value $0.0001 per share with an exercise price of $11.50 per share. The warrant may be exercised at the earlier of the five year contracted period or the liquidation of the Company. Each outstanding warrant not exercised on or before the expiration date will be come void. The warrants are not subject to restrictions on transfers and each holder is permitted to transfer the warrants. The issuance of warrants is a cashless exercise that are not redeemable at the option of the company.

The warrants had a grant-date fair value of $3.07 at issuance and are fully vested. The warrants are exercisable until September 29, 2027. The following table provides quantitative information regarding assumptions used in the Black-Scholes option-pricing model to determine the fair value of the warrants to purchase the shares of the Company Class A Common Stock as of September 29, 2022:

September 29, 2022
Fair Value of Class A Common Stock	9.13
Selected Volatility	40%
Risk-free interest rate	3.98%
Contractual terms (years)	5

The Company recorded the warrants as a component of equity as they are indexed to the shares of the Company Class A Common Stock.